UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2011
Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 485-9530
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On October 14, 2011 Astrotech Corporation announced that its Astrotech Space Operations subsidiary has won a fully-funded task order under the previously announced indefinite delivery, indefinite quantity (IDIQ) contract at the Eastern Range. The Company will provide facilities and payload processing services from its Titusville, Florida location in support of the National Aeronautics and Space Administration (NASA) Radiation Belt Storm Probes (RBSP) mission scheduled to launch in September 2012. A copy of the press release is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release, dated October 14, 2011, issued by Astrotech Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION.
Date: October 18, 2011	By:	/s/ Thomas B. Pickens III
Thomas B. Pickens III
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Paper (P) or
Exhibit No.	Description	Electronic (E)
99.1	Press release, dated October 14, 2011, issued by Astrotech Corporation.	E